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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


           Date of Report (Date of earliest reported): March 30, 2001


                               VISIONAMERICA, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                     0-19283
                            (Commission File Number)


                                   13-3220466
                      (I.R.S. Employer Identification No.)


   5350 Poplar Avenue, Suite 900, Memphis, Tennessee            38119
       (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 901-683-7868

                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.  Bankruptcy or Receivership.

On March 30, 2001, the Company and 23 of its direct and indirect subsidiaries (the "Debtors") filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Western District of Tennessee, Western Division (the "Chapter 11 Cases").

The Chapter 11 Cases have been assigned to Judge William Houston Brown and designated as Case No. 01-24615-B. The Chapter 11 cases are being administered jointly. Each of the Debtors continues to operate its business and manage its property as debtor-in-possession pursuant to section 1107 and 1108 of the Bankruptcy code. No trustee or examiner has been appointed in the Chapter 11 Cases.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

                  None.

         (b)      Exhibits

         7.1      Press Release dated March 31, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           VISIONAMERICA INCORPORATED


Date: April 10, 2001       By:    /s/ Barry E. Reifler
                               -------------------------------------------------
                               Barry E. Reifler
                               Senior Vice President and Chief Financial Officer